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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 15, 1995




                        DURAMED PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

      Delaware                 0-15242               11-2590026
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(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)



  7155 East Kemper Road, Cincinnati, Ohio  45249 (513) 731-9900
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(Address and telephone number, including area code, of principal executive offices)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

Item 5.          Other Events
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                 The Company's press release dated November 15, 1995 is
                 attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.          Financial Statements, Pro Forma Financial
                 Information and Exhibits.
                 -----------------------------------------

                 (a)      Financial Statements of Business Acquired.

                          Not Applicable

                 (b)      Pro Forma Financial Information.

                          Not Applicable

                 (c)      Exhibits.

                          The following exhibit is filed with this Report on Form 8-K:

                          Regulation S-K
                            Exhibit No.                     Exhibit
                         ---------------                    -------

                               99                           Press release dated
                                                            November 15, 1995



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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 15, 1995                  DURAMED PHARMACEUTICALS,  INC.



                                          By /s/ Timothy J. Holt
                                             -------------------------------
                                             Timothy J. Holt
                                             Vice President-Finance





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